UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 21, 2008
AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)
Maryland
(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

31850 Northwestern Highway Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)
(Registrant’s telephone number, including area code) (248) 737-4190
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01.	Regulation FD Disclosure
     On October 21, 2008, Agree Realty Corporation issued a press release announcing that its Board of Directors had unanimously rejected an unsolicited acquisition proposal from Compson Holding Corporation to acquire the Company. A copy of the Compson acquisition proposal is furnished hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s press release in response to the Compton offer is furnished hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Compson acquisition proposal

99.2	Press release, dated October 21, 2008, in response to the Compson offer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION
/s/ Kenneth R. Howe
Vice President, Finance, Chief Financial Officer

Date: October 21, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Compson acquisition proposal

99.2	Press release, dated October 21, 2008, in response to the Compson offer